UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-10537

                  OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: MARCH 31

            Date of reporting period: APRIL 1, 2004 - MARCH 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.
FUND PERFORMANCE DISCUSSION  Unaudited
--------------------------------------------------------------------------------

Oppenheimer Tremont Market Neutral Fund, LLC (the "Fund") is a limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund pursues this investment objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers that employ various "market neutral" investment strategies. The performance analysis discussed below is intended to provide investors with an overview of the Fund's performance for the year ended March 31, 2005.

      The Fund declined (1.17)% (net of all fees, expenses and any applicable incentive allocation, including the maximum sales load of 2.50%) for the year ended March 31, 2005. 2 The Fund advanced 1.35% excluding the maximum sales load. As the 2004 U.S. Presidential election season came to a close, a variety of market moves helped bail out what otherwise would have been a lackluster year for most market participants, not only hedge funds. Equities generally rose to new multi-year highs, credit spreads tightened modestly, commodity prices set new highs and volatility declined. However, the Ides of March proved deadly for these same trades, which collectively reversed much, if not all, of the first quarter's gains from that point through the end of the month.

      Looking ahead, it appears as if the markets are ripe for the kind of broad moves from which global macro trading strategies should benefit. However, managers are trading in sub-optimal market conditions and the strategy continues to disappoint. In recent months, the Fund has worked to optimize its performance within this sector by exploring other possible investment managers. Unfortunately, the Fund has experienced difficulty in gaining capacity to top tier managers which tend to be closed to new investors.

      After a disappointing first half of the year for the Fund's long/short equity exposure, we had replaced managers that had struggled to adapt, and have identified managers who can give us competitive returns in this environment and will continue to look to add more. The last three months of 2004 were robust for most of the Fund's long/short equity managers and, similar to the broader indices, turned a bland year into a fairly successful one. However, the gains made during that time were offset by the much more difficult three months that followed.

2. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES, EXPENSES, AND INCENTIVE ALLOCATION, INCLUDING THE MAXIMUM SALES LOAD OF 2.50%. THIS RETURN MAY DIFFER F ROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. THE FUND IS A CLOSED-END REGISTERED INVESTMENT COMPANY AND NOT A MUTUAL FUND. THERE ARE CONSIDERABLE DIFFERENCES BETWEEN CLOSED-END REGISTERED INVESTMENT COMPANIES AND MUTUAL FUNDS. MUTUAL FUNDS PROVIDE DAILY LIQUIDITY. THE FUND IS ILLIQUID AND MAY BE RISKIER AND MORE EXPENSIVE THAN MUTUAL FUNDS. THE INVESTMENT FUNDS IN WHICH THE FUND INVESTS ARE NOT REGISTERED INVESTMENT COMPANIES AND, THEREFORE ARE NOT SUBJECT TO THE SAME REGULATORY OVERSIGHT AS MUTUAL FUNDS, INCLUDING REGULATIONS THAT REQUIRE MUTUAL FUNDS TO HAVE A CERTAIN DEGREE OF LIQUIDITY, LIMIT CONCENTRATION IN ANY ONE INVESTMENT, PROTECT AGAINST CONFLICTS OF INTEREST, ASSURE FAIRNESS IN PRICING FUND INTERESTS, REQUIRE DISCLOSURE ABOUT A FUND'S MANAGEMENT, HOLDING , FEES AND EXPENSES, AND LIMIT LEVERAGE. THE FUND IS DEPENDENT NOT ONLY ON THE INVESTMENT PERFORMANCE OF INDIVIDUAL MANAGERS BUT ALSO ON THE ABILITY OF THE INVESTMENT MANAGER TO EFFECTIVELY ALLOCATE THE FUND'S ASSETS.


                2 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

      "Quality" of investment continued to be a prevalent theme during the period. Companies with good prospects, solid balance sheets and relatively better valuations saw appreciation in their securities, while those of weaker or more expensive companies experienced downdrafts in their values. As in much of last year, this environment clearly helped equity market neutral trading strategies during most of the period.

      Fixed income arbitrage was the Fund's best performing sector for the twelve-month period. The various swings in the U.S. short-term interest rate futures markets during much of the past six months, coupled with the diverging growth expectations for Continental Europe and Japan, provided plenty of opportunity for the portfolio's fixed income arbitrage managers.

      The Fund's event driven allocation continued to be a source of return for the portfolio. Credit opportunities were plentiful as spreads for lower-rated companies tightened during the second half of the period then experienced substantial widening through the end of the period. This provided plenty of opportunities for high yield and structured credit managers.

      We will be faced with challenging markets ahead, but the Fund is well equipped to tackle these challenging tasks. We thank you for your continued commitment.


                3 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

FUND PERFORMANCE  Unaudited
--------------------------------------------------------------------------------

     COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
       Oppenheimer Tremont Market Neutral Fund, LLC
       S&P 500 Index 3
       Lehman Brothers Government Credit Bond Index 4

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

CLASS A

                       Oppenheimer Tremont                              Lehman Brothers
                          Market Neutral                              Government Credit
   Date                    Fund, LLC            S&P 500 Index 3          Bond Index 4
01/02/2002                    9,750                 10,000                  10,000
03/31/2002                    9,602                 10,028                   9,953
06/30/2002                    9,558                  8,685                  10,326
09/30/2002                    9,530                  7,185                  10,915
12/31/2002                    9,675                  7,791                  11,104
03/31/2003                    9,796                  7,545                  11,286
06/30/2003                   10,005                  8,706                  11,684
09/30/2003                   10,098                  8,937                  11,625
12/31/2003                   10,154                 10,024                  11,622
03/31/2004                   10,281                 10,194                  11,980
06/30/2004                   10,193                 10,369                  11,600
09/30/2004                   10,171                 10,175                  12,013
12/31/2004                   10,344                 11,114                  12,109
03/31/2005                   10,423                 10,876                  12,028

AVERAGE ANNUAL TOTAL RETURN OF THE FUND AT 03/31/05

       1-Year (1.17)%         Since Inception 2.08%     Inception Date  1/2/02

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES, EXPENSES, AND INCENTIVE ALLOCATION, INCLUDING THE MAXIMUM SALES LOAD OF 2.50%. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. BECAUSE THERE ARE DIFFERENCES IN THE FUND'S INVESTMENT STRATEGIES AND THOSE INDICES SHOWN, NO INDEX IS DIRECTLY COMPARABLE TO THE FUND.

3. The S&P 500 Index is an unmanaged index considered to be generally representative of the U.S. Large-cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct fees or expenses.

4. The Lehman Brothers Government Credit Bond Index is an unmanaged index composed of debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies and quasi-federal corporations and fixed rate dollar denominated SEC-registered corporate debt that are rated investment grade or higher by Moody's Investor Service, Standard & Poor's Corporation, or Fitch Investor's Service, in that order.


                4 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

FUND INVESTMENT ALLOCATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND INVESTMENT ALLOCATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Event Driven                     33.3%
Long/Short Equity                24.6
Fixed Income Arbitrage           12.2
Multi-Arbitrage                  11.1
Managed Futures                   6.1
Equity Market Neutral             5.7
Global Macro                      3.4
Convertible Arbitrage             3.1
Cash Equivalents                  0.5

Fund's holdings and allocations are subject to change. Percentages are as of March 31, 2005, and are based on total investments in investment funds and short-term investment.
--------------------------------------------------------------------------------


                5 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

FUND EXPENSES  Unaudited
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and redemption fees, if any; and (2) ongoing costs, including management fees; investor servicing; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other registered investment companies.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any incentive allocation or any transactional costs, such as front-end sales charges (loads) or redemption fees. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
                      BEGINNING          ENDING             EXPENSES PAID DURING
                      ACCOUNT VALUE      ACCOUNT VALUE      6 MONTHS ENDED
                      (10/1/04)          (3/31/05)          MARCH 31, 2005
--------------------------------------------------------------------------------
Actual                $1,000.00          $1,024.20          $10.75
--------------------------------------------------------------------------------
Hypothetical           1,000.00           1,014.36           10.70

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The annualized expense ratio for the 6-month period ended March 31, 2005 was 2.12%.
--------------------------------------------------------------------------------


                6 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF INVESTMENTS  March 31, 2005
--------------------------------------------------------------------------------

                                                   % OF                                      % OF
                                             INVESTMENT                           FAIR   MEMBERS'                      ACQUISITION
                                              FUND HELD            COST          VALUE    CAPITAL    LIQUIDITY 1            DATE 2
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN INVESTMENT FUNDS
----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE ARBITRAGE
Advent Convertible Arbitrage Fund, L.P.             1.9%    $ 1,495,000    $ 1,950,064        3.0%    Quarterly        01/02-02/04
----------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL
AQR Global Stock Selection Institutional
  Fund, L.P.                                        7.7       3,020,366      3,573,720        5.6     Quarterly        01/02-07/03
----------------------------------------------------------------------------------------------------------------------------------
EVENT DRIVEN
Bear Stearns High-Grade Structured
  Credit Strategies, L.P.                           3.2       3,500,000      3,631,819        5.7     Monthly                01/05
Blue Mountain Credit Alternatives
  Fund, L.P.                                        1.3       4,000,000      4,165,876        6.5     Monthly                06/04
Halcyon Fund, L.P.                                  0.9       3,765,424      4,161,922        6.5     Annually         01/04-03/04
Perry Partners, L.P.                                0.1       4,000,000      4,078,034        6.4     Semi-Annually          01/05
Stanfield Credit Opportunities, L.P.                3.1       1,500,000      1,511,085        2.3     Quarterly              01/05
Third Point Partners Qualified, L.P.                2.8       3,000,000      3,257,018        5.1     Quarterly              01/05
                                                            --------------------------------------
TOTAL EVENT DRIVEN                                           19,765,424     20,805,754       32.5

----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME ARBITRAGE
Endeavour Fund I LLC                                1.7       2,225,000      3,114,843        4.9     Quarterly        04/03-08/03
Julius Baer Diversified Income Hedge Fund           5.3       4,500,000      4,497,846        7.0     Quarterly              03/05
                                                            --------------------------------------
TOTAL FIXED INCOME ARBITRAGE                                  6,725,000      7,612,689       11.9

----------------------------------------------------------------------------------------------------------------------------------
GLOBAL MACRO
Epoch Capital Partners, L.P.                        4.1       1,019,494        625,025        1.0     Annually         11/03-03/04
Vega Feeder Fund Ltd.                               0.2       1,500,000      1,526,623        2.4     Monthly                01/05
                                                            --------------------------------------
TOTAL GLOBAL MACRO                                            2,519,494      2,151,648        3.4

----------------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY
Cantillon U.S. Low Volatility L.P.                  3.5       3,600,000      3,789,528        5.9     Quarterly              09/04
JL Partners, L.P.                                   0.5       2,900,000      3,514,468        5.5     Annually         02/04-06/04
Kinetics Partners, L.P.                             2.3       4,000,000      4,093,131        6.4     Quarterly              02/05
North Sound Legacy Institutional Fund LLC           0.5       3,700,000      3,982,030        6.2     Quarterly        07/04-08/04
                                                            --------------------------------------
TOTAL LONG/SHORT EQUITY                                      14,200,000     15,379,157       24.0

----------------------------------------------------------------------------------------------------------------------------------
MANAGED FUTURES
Graham Global Investment Fund Ltd.                  0.1       2,000,000      1,703,680        2.7     Monthly                01/05
The Blenheim Fund, L.P.                             0.9       2,000,000      2,077,744        3.2     Monthly                01/05
                                                            --------------------------------------
TOTAL MANAGED FUTURES                                         4,000,000      3,781,424        5.9

----------------------------------------------------------------------------------------------------------------------------------
MULTI-ARBITRAGE
Canyon Value Realization Fund, L.P.                 0.3       2,469,623      3,630,055        5.7     Annually         01/02-04/03
LibertyView Fund, L.L.C                             1.3       2,994,000      3,291,939        5.1     Monthly          01/02-07/04
                                                            --------------------------------------
TOTAL MULTI-ARBITRAGE                                         5,463,623      6,921,994       10.8
                                                            --------------------------------------
Total Investments in Investment Funds                        57,188,907     62,176,450       97.1


                7 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                   % OF                                      % OF
                                             INVESTMENT                           FAIR   MEMBERS'                      ACQUISITION
                                              FUND HELD            COST          VALUE    CAPITAL    LIQUIDITY 1            DATE 2
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Liquidity Fund--
Institutional--TempCash (290,671 shares)                    $     290,671  $   290,671         0.5%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN INVESTMENT FUNDS
AND SHORT-TERM INVESTMENT                                   $  57,479,578   62,467,121        97.6
                                                            =============
OTHER ASSETS IN EXCESS OF LIABILITIES                                        1,533,584         2.4
                                                                           ------------------------
MEMBERS' CAPITAL                                                           $64,000,705       100.0%
                                                                           ========================

Detailed information about the Investment Funds' portfolios is not available.

1. Available frequency of redemptions after initial lock-up period.

2. Represents initial through most recent month of investment purchases.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                8 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL  March 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments in investment funds, at fair value (cost $57,188,907)    $62,176,450
--------------------------------------------------------------------------------
Cash and cash equivalents (cost $290,671)                                290,671
--------------------------------------------------------------------------------
Receivables and other assets:
Investment funds sold                                                 14,811,255
Other assets                                                              32,346
                                                                     -----------
Total assets                                                          77,310,722

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payables:
Member redemptions                                                    12,886,911
Management fee                                                           128,479
Accounting and investor processing fees                                   97,083
Professional fees                                                         84,325
Investor servicing fees                                                   68,436
Administration fee                                                        31,960
Board of Managers' fees and expenses                                         250
Miscellaneous fees                                                        12,573
                                                                     -----------
Total liabilities                                                     13,310,017

--------------------------------------------------------------------------------
NET ASSETS                                                           $64,000,705
                                                                     ===========

--------------------------------------------------------------------------------
MEMBERS' CAPITAL
--------------------------------------------------------------------------------
Represented by:
Net capital contributions                                            $59,013,162
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                             4,987,543
                                                                     -----------
TOTAL MEMBERS' CAPITAL                                               $64,000,705
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                9 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF OPERATIONS  For the Year Ended March 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                           $    42,644

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fee                                                          733,707
--------------------------------------------------------------------------------
Investor servicing fees                                                 246,648
--------------------------------------------------------------------------------
Administration fee                                                      183,465
--------------------------------------------------------------------------------
Accounting and investor processing fees                                 155,988
--------------------------------------------------------------------------------
Professional fees                                                        90,934
--------------------------------------------------------------------------------
Custodian fees                                                           14,402
--------------------------------------------------------------------------------
Board of Managers' fees and expenses                                     10,021
--------------------------------------------------------------------------------
Miscellaneous fees                                                       58,237
                                                                    ------------
Total expenses                                                        1,493,402

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (1,450,758)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                      2,780,160
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                   (332,846)

--------------------------------------------------------------------------------
NET INCREASE IN MEMBERS' CAPITAL RESULTING FROM OPERATIONS          $   996,556
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                10 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                                SPECIAL ADVISORY
                                                                         ACCOUNT          MEMBERS            TOTAL
-------------------------------------------------------------------------------------------------------------------
MEMBERS' CAPITAL AT MARCH 31, 2003                                      $    157     $ 40,216,161     $ 40,216,318
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31, 2004
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                                           --       (1,171,913)      (1,171,913)
Net realized gain on investments                                              --          923,075          923,075
Net change in unrealized appreciation on investments                          --        3,215,949        3,215,949
                                                                        -------------------------------------------
Net increase in members' capital resulting from operations                    --        2,967,111        2,967,111

-------------------------------------------------------------------------------------------------------------------
MEMBERS' CAPITAL TRANSACTIONS
Member subscriptions 1                                                        --       31,406,732       31,406,732
Member redemptions                                                       (87,707)     (10,197,881)     (10,285,588)
Reallocation of incentive allocation                                      91,425          (91,425)              --
                                                                        -------------------------------------------
Net increase in members' capital resulting from capital
  transactions                                                             3,718       21,117,426       21,121,144
                                                                        -------------------------------------------
Total increase in members' capital                                         3,718       24,084,537       24,088,255
                                                                        -------------------------------------------
MEMBERS' CAPITAL AT MARCH 31, 2004                                      $  3,875     $ 64,300,698     $ 64,304,573
                                                                        ===========================================

-------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31, 2005
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                                           --       (1,450,758)      (1,450,758)
Net realized gain on investments                                              --        2,780,160        2,780,160
Net change in unrealized appreciation on investments                          --         (332,846)        (332,846)
                                                                        -------------------------------------------
Net increase in members' capital resulting from operations                    --          996,556          996,556

-------------------------------------------------------------------------------------------------------------------
MEMBERS' CAPITAL TRANSACTIONS
Member subscriptions 1                                                        --       20,056,854       20,056,854
Member redemptions                                                            --      (21,357,278)     (21,357,278)
Reallocation of incentive allocation                                       5,806           (5,806)              --
                                                                        -------------------------------------------
Net increase (decrease) in members' capital resulting
  from capital transactions                                                5,806       (1,306,230)      (1,300,424)
                                                                        -------------------------------------------
Total increase (decrease) in members' capital                              5,806         (309,674)        (303,868)
                                                                        -------------------------------------------
MEMBERS' CAPITAL AT MARCH 31, 2005                                      $  9,681     $ 63,991,024     $ 64,000,705
                                                                        ===========================================

1. Includes redemption fees received of $5,754 and $2,010 during the years ended March 31, 2005 and 2004, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                11 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

STATEMENT OF CASH FLOWS  For the Year Ended March 31, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------------------------------------------------------------
Net increase in members' capital resulting from operations                   $    996,556
------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in members' capital from operations to net cash used in operating activities:
Net realized gain on investments                                               (2,780,160)
Net change in unrealized appreciation on investments                              332,846
Purchases of investments                                                      (43,750,000)
Proceeds from sales of investments                                             55,527,079
Increase in receivable for investment funds sold                              (14,811,255)
Increase in other assets                                                           (2,884)
Increase in management fee payable                                                 66,890
Increase in accounting and investor processing fees payable                        73,879
Increase in professional fees payable                                              34,454
Increase in administration fee payable                                             16,559
Increase in investor servicing fees payable                                        12,828
Decrease in Board of Managers' fees and expenses payable                             (315)
Increase in miscellaneous fees payables                                             9,976
                                                                             -------------
Net cash used in operating activities                                          (4,273,547)

------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------------------------------------------------------------
Proceeds from member subscriptions                                             20,056,854
Payments for member redemptions                                               (18,048,825)
                                                                             -------------
Net cash provided by financing activities                                       2,008,029
------------------------------------------------------------------------------------------
Net decrease in cash and cash equivalents                                      (2,265,518)
------------------------------------------------------------------------------------------
Cash and cash equivalents, beginning of year                                    2,556,189
                                                                             -------------
Cash and cash equivalents, end of year                                       $    290,671
                                                                             =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                12 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                 2005         2004         2003         2002 1
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         1.35%        5.16%        2.03%          0.94%
------------------------------------------------------------------------------------------------------
Incentive allocation                                 0.00        (0.18)       (0.06)          0.00
                                                  ----------------------------------------------------
Total return, net of incentive allocation 2          1.35%        4.98%        1.97%          0.94%

------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Members' capital, end of period (in thousands)    $64,001      $64,305      $40,216        $25,175
                                                  ----------------------------------------------------
Ratios to average members' capital: 3
Net investment loss 4                               (1.98)%      (1.96)%      (1.91)%        (2.27)% 5
------------------------------------------------------------------------------------------------------
Total expenses                                       2.04%        2.01%        1.96%          2.29% 5
Incentive allocation                                 0.01         0.15         0.00(6)        0.00
                                                  ----------------------------------------------------
Total expenses and incentive allocation              2.05%        2.16%        1.96%          2.29% 5
------------------------------------------------------------------------------------------------------
Portfolio turnover rate 6                              62%          22%          25%             0%

1. For the period from January 2, 2002 (commencement of operations) to March 31, 2002.

2. Total return assumes a purchase of an interest in the Fund on the last valuation date prior to the first day of the fiscal period and a sale of that same interest on the last business day of the period noted, after Incentive Allocation to the Special Advisory Member, if any, and does not reflect the deduction of sales loads, if any, incurred when subscribing to the Fund. Total returns for a period of less than a full year are not annualized.

3. Ratios do not reflect the Fund's proportionate share of income and expenses of the Investment Funds.

4. Excludes impact of incentive allocation.

5. Annualized.

6. Represents the lesser of purchases or sales of investments in Investment Funds divided by the average fair value of investments in Investment Funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                13 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION

Oppenheimer Tremont Market Neutral Fund, LLC (the "Fund") is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund pursues this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers that employ various "market neutral" investment strategies. These strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the general performance of equity, debt and other markets.

      OppenheimerFunds, Inc. (the "Adviser"), serves as the investment adviser of the Fund subject to the ultimate supervision of and subject to any policies established by the Fund's Board of Managers ("the Board" or the "Directors"), pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board and Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

      Tremont Partners, Inc. (the "Investment Manager"), an affiliate of the Adviser, has been retained to serve as the Fund's Investment Manager and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

      The Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company. The Adviser and the Investment Manager are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

      Generally, initial and additional applications for interests ("Interests") by eligible investors may be accepted as of the first day of each month based on the Fund's net asset value. The Fund reserves the right to reject any applications for Interests in the Fund.

      The Fund from time to time may offer to repurchase outstanding Interests based on the Fund's net asset value pursuant to written tenders from Members. Repurchases are made at such times and on such terms as may be determined by the Board, in its sole discretion; and will be offered to repurchase at a specified dollar amount of outstanding Interests. Generally, the Fund will offer to repurchase interests, twice each year, as of the last business day of March and September. A redemption fee payable to the Fund of 1.00% of the net asset value of an Interest (or portion of an Interest) repurchased by the Fund applies if the Interest is repurchased less than one year after the Member's initial investment in the Fund. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The Fund generally pays the value of the Interests or portions thereof repurchased approximately one month after the value of Interests to be repurchased is determined. If the entire Interest of a Member is repurchased, the Member receives an initial payment equal to 95% of the estimated value of the Interest and the balance due is determined and paid promptly after completion of the year end audit of the Fund. A Member's Interest in the Fund can only be transferred or assigned with the written consent of the Board, which may be withheld in its sole and absolute discretion.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.


                14 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------
PORTFOLIO VALUATION. The net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

      The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers pursuant to the Investment Funds' agreements. Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed not to be indicative of its value, the Adviser will determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to the Board's supervision. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

--------------------------------------------------------------------------------
INCOME RECOGNITION AND EXPENSES. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund's net asset value is included in net change in unrealized appreciation/depreciation on investments on the statement of operations. Distributions received from Investment Funds, whether in the form of cash or securities, are applied as a reduction of the Investment Fund's cost. Realized gains or losses on withdrawals from Investment Funds are recognized on a cost recovery basis.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; certain offering costs; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight-line basis.

      Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members (but not the Special Advisory Account, as defined) as of the last day of each fiscal period in accordance with the Members' respective investment percentages for the fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period, before giving effect to any repurchases by the Fund of Interests or portions of Interests.

--------------------------------------------------------------------------------
INCOME TAXES. No provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

      At March 31, 2005, the Fund reclassified $1,450,758 and $2,780,160 from accumulated net investment loss and accumulated net realized gain on investments, respectively, to net capital contributions. This reclassification was to reflect, as an adjustment to net capital contributions, the amounts of taxable income or loss that have been allocated to the Fund's Members and had no effect on the net assets.

The cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedules K-1. The aggregate cost of Investment Funds and the gross unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31, 2005 are noted below. The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash


                15 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES Continued

sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

             Federal tax cost of investment funds    $ 60,222,436
                                                     =============
             Gross unrealized appreciation           $  2,561,462
             Gross unrealized depreciation               (607,448)
                                                     -------------
             Net unrealized appreciation             $  1,954,014
                                                     =============

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS. Cash and cash equivalents consist of monies invested in money market funds sponsored by BlackRock Institutional Management Corporation, an affiliate of PNC Bank, N.A., and are accounted for at net asset value. Dividends receivable from such funds are included in other assets on the statement of assets, liabilities and members' capital. The Fund treats all financial instruments that mature within three months as cash equivalents.

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

The Adviser provides certain management and administrative services to the Fund. In consideration for such management services, the Fund pays the Adviser a monthly management fee (the "Management Fee") computed at an annual rate of 1.00% of the Fund's net assets determined as of the last day of the month (before any repurchases of Interests or Incentive Allocation). The Adviser pays 50% of its fee to the Investment Manager. In consideration for such administration services, the Fund pays the Adviser a monthly administration fee (the "Administration Fee") computed at an annual rate of 0.25% of the Fund's net assets determined as of the last day of the month (before any repurchases of Interests or Incentive Allocation and the Management Fee). For the year ended March 31, 2005, the Management Fee and Administration Fee incurred by the Fund were $733,707 and $183,465, respectively.

      The Investment Manager has been designated by the Adviser as the special advisory member (the "Special Advisory Member") and is entitled to receive a performance-based allocation (the "Incentive Allocation") equal to 5% of net profits, if any, in excess of the preferred return (the "Preferred Return"). The Preferred Return is an amount determined by applying an annual percentage rate equal to the 2-year Treasury constant maturity rate to the capital account balance of each Member as of the beginning of the fiscal period. For the three months ended March 31, 2005, the Preferred Return was 3.08%. For the calendar year ended December 31, 2004, the Preferred Return was 1.84%. The Incentive Allocation applies only to net profits for the applicable calendar year that exceed both: (i) the Preferred Return for the calendar period; and (ii) any balance in a "Loss Recovery Account," as defined in the Fund's registration statement, established for each Member. A Special Advisory Account has been established by the Fund for crediting any Incentive Allocation due to the Special Advisory Member. The Incentive Allocation is debited from each Member's capital account and credited to the Special Advisory Account. Generally, the Incentive Allocation is made as of the end of each calendar year and upon the repurchase of any Member's Interest (or portion thereof). The Special Advisory Member may withdraw any Incentive Allocation credited to the Special Advisory Account at any time following the date on which the Incentive Allocation is made. For the calendar year ended December 31, 2004, the Special Advisory Member earned an Incentive Allocation of $5,806. If the Members' measurement period for Incentive Allocation closed at March 31, 2005, Incentive Allocation reallocable to the Special Advisory Member would have been an additional $133 based on performance of the Fund during the period from January 1, 2005 to March 31, 2005.

      The Adviser's and Investment Manager's capital account balances at March 31, 2005 were $15,552,455 and $547,933, respectively. The Adviser's and Investment Manager's capital account balances at March 31, 2004 were $26,346,862 and $540,658, respectively. During the year ended March 31, 2005, the Adviser withdrew $11,000,000 from its capital account.

      A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer, plus a fee for each meeting attended. Additionally, these Board members are reimbursed for all reasonable out of pocket expenses. These


                16 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC fees and out of pocket expenses are paid by the funds that the Board members oversee, including the Fund. Any Board member who is an employee of the Adviser, or one of its affiliates, does not receive an annual fee from the Fund.

      PFPC Trust Company (an affiliate of PNC Bank, N.A.) serves as custodian of the Fund's assets and provides custodial services for the Fund.

      PFPC Inc. ("PFPC") (also an affiliate of PNC Bank, N.A.) serves as accounting and investor processing agent to the Fund and in that capacity provides accounting, tax and Member related services. PFPC receives a monthly fee primarily based upon the average net assets of the Fund, subject to a minimum monthly fee. Additionally, the Fund reimburses all reasonable out of pocket expenses incurred by PFPC.

      Under the terms of an investor servicing agreement (the "Investor Servicing Agreement") between the Fund and OppenheimerFunds Distributor, Inc. (the "Distributor"), the Distributor is authorized to retain brokers, dealers and certain financial advisers ("Investor Service Providers") to provide ongoing investor services and account maintenance services to Members that are their customers. Under the Investor Servicing Agreement, the Fund pays a fee to the Distributor to reimburse it for payments made to Investor Service Providers. This fee is paid quarterly and, with respect to each Investor Service Provider, shall not exceed the lesser of: (i) 0.50% (on an annualized basis) of the aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of Interests or Incentive Allocation and the Management Fee); or (ii) the Distributor's actual payments to the Investor Service Provider including any affiliated Investor Service Providers. At March 31, 2005, $68,436 was payable to the Distributor.

--------------------------------------------------------------------------------
4. INVESTMENTS IN INVESTMENT FUNDS

At March 31, 2005, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds' managers/general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment. Information related to each Investment Fund is included on the statement of investments. At March 31, 2005, the Fund had approximately 6.2% of capital invested in Investment Funds with lock-up provisions extending one year or more from March 31, 2005.

      For the year ended March 31, 2005, the aggregate cost of purchases and proceeds from sales of Investment Funds were $43,750,000 and $55,527,079, respectively.

--------------------------------------------------------------------------------
5. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts. The Fund's risk of loss in these Investment Funds is limited to the value of these investments as reported by the Fund.

--------------------------------------------------------------------------------
6. SUBSEQUENT EVENTS

Effective April 1, 2005 and May 1, 2005, the Fund received initial and additional contributions from Members of approximately $823,000 and $518,000, respectively.

      The Fund's Board of Managers has approved, at a special telephonic meeting of the Board held on April 21, 2005, for the Fund to elect to be treated as a corporation for Federal income tax purposes, and in addition, to seek qualification to operate as a regulated investment company under the provisions of Subchapter M under the Internal Revenue Code


                17 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. SUBSEQUENT EVENTS Continued

of 1986, as amended. The new tax treatment will simplify fund reporting to investors, allowing tax reports to be made on Form 1099 instead of the more complex Schedule K-1.

      Because the new tax treatment will require the Fund to make certain annual distributions, the Fund also expects to establish a program for the automatic reinvestment of these distributions. Under the Fund's program, when a shareholder's distribution is reinvested, additional Fund shares will be issued to that shareholder in an amount equal in value to the distribution. Unless the Fund is informed otherwise, shareholders will be enrolled automatically in the reinvestment program.

      The Fund currently has a capital account structure (allowing net increases and decreases in the net value of the Fund's assets to be allocated to a particular investor's individual capital account on a generally pro rata basis). Upon completion of the Fund's transition to the new tax treatment (the "Tax Transition"), that structure will be replaced by a standard corporate-type structure in which shareholders will participate in the Fund's "general account" on the basis of the number of shares of the Fund they hold relative to the total number of Fund shares outstanding. After the Tax Transition, shareholders will be issued Fund shares equal in value to their capital accounts immediately preceding the Tax Transition. Individual capital accounts will be replaced with a corporate "share" structure and, going forward, shareholders will refer to their share balances when calculating the value of an investment in the Fund.

      Subject to the approval of the Fund's Board of Managers in June 2005, the Fund expects to convert the Incentive Allocation to an Incentive Fee. By replacing the individual investor capital accounts with a general Fund account, the calculation of the incentive compensation will change so that such calculation is made on a Fund-wide basis, rather than separately for each member's capital account. Notwithstanding those technical modifications in the manner of calculation, the new Incentive Fee is intended to replicate substantially the payments associated with the present Incentive Allocation. In addition, the Incentive Fee will not represent an increased fee for any member as compared to the present Incentive Allocation.

      Before the new tax treatment can go into effect, each investor will be given the opportunity to tender all or a portion of their investment in the Fund pursuant to a special tender offer (the "Special Tender Offer"). Materials relating to the Special Tender Offer are expected to be sent in May 2005 to all members that are investors at the time the record date is set for such Special Tender Offer. The Special Tender Offer materials will describe these matters in greater detail, as will additional Fund documentation expected to be published later this year.

      The Board requested, and the Adviser agreed, to limit conversion related expenses borne by the Fund to no more than 0.15% of the Fund's average annual net assets for the fiscal year ending March 31, 2006. The Adviser will voluntarily reimburse the Fund for any such expenses that exceed this limit.

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Adviser, OppenheimerFunds Services and the Distributor (collectively, the "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Adviser charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The


                18 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the Complaint are without merit and that they, the funds named as Nominal Defendants, and the directors/trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                19 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE MEMBERS AND BOARD OF MANAGERS OF OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

We have audited the accompanying statement of assets, liabilities and members' capital of Oppenheimer Tremont Market Neutral Fund, LLC (the "Fund"), including the statement of investments, as of March 31, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from January 2, 2002 (commencement of operations) to March 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2005, by correspondence with management of the investment funds and the custodian. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Tremont Market Neutral Fund, LLC at March 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from January 2, 2002 to March 31, 2002, in conformity with U.S. generally accepted accounting principles.

                                                  /S/ ERNST & YOUNG LLP

New York, New York
May 19, 2005


                20 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund invests primarily in investment partnerships and similar investment vehicles that are not voting securities. To the extent the Fund invests in voting securities, if any, it has adopted the Portfolio Proxy Voting Policies and Procedures of OppenheimerFunds, Inc. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.858.9826, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov.

      In addition, the Fund is required to file new Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The funds Form N-PX is available (i) without charge, upon request, by calling the Fund toll free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
FEES AND EXPENSES INCURRED INDIRECTLY  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund indirectly paid management fees of $1,018,425 during the period April 1, 2004 through March 31, 2005 as a result of its investments in Investment Funds. This amount represents 1.4% of the Fund's average net assets. The $1,018,425 only includes management fees incurred to Investment Funds that reported this detail to the Fund. Two Investment Funds that received management fees from the Fund did not report this detail to the Fund. In addition, the Fund indirectly incurred incentive allocations of $872,684 during the period January 1, 2004 through December 31, 2004 as a result of its investments in Investment Funds. This amount represents 1.2% of the Fund's average net assets. All Investment Funds that may have received incentive allocation from the Fund did report this detail to the Fund.


                21 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

BOARD APPROVAL OF THE FUND'S
INVESTMENT ADVISORY AGREEMENTS  Unaudited
--------------------------------------------------------------------------------

Each year, the Board of Managers (the "Board" or the "Directors"), including a majority of the independent Directors, is required to determine whether to renew the Fund's advisory and sub-advisory agreements (the "Advisory Agreements") with OppenheimerFunds, Inc. (the "Adviser") and Tremont Partners, Inc. (the "Investment Manager"), respectively. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser and Investment Manager provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for this purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      NATURE AND EXTENT OF SERVICES. In considering the renewal of the Fund's Advisory Agreements for the current year, the Board evaluated the nature and extent of the services provided by the Adviser and Investment Manager and their affiliates. The Adviser and Investment Manager provide the Fund with office space, facilities and equipment; administrative, clerical, legal, accounting and compliance personnel; securities trading services; oversight of third party service providers and the services of the portfolio manager and the Investment Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Adviser's and Investment Manager's resources that are available to the Fund. The Board noted that the Adviser has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Investment Manager is one of the largest advisory firms of funds of hedge funds and has had over 21 years of experience as an investment adviser of alternative investments. The Board evaluated the Adviser's and Investment Manager's administrative, accounting, legal and compliance services and information the Board received regarding the experience and professional qualifications of the Adviser's and Investment Manager's personnel and the size and functions of its staff. The Board members also considered their experiences as directors of the Fund and other funds advised by the Adviser and the Investment Manager. The Board received and reviewed information regarding the quality of services provided by affiliates of the Adviser, which it also reviews at other times during the year in connection with the renewal of the Fund's service agreements.

      PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Timothy Birney and the Investment Manager's investment management team. Mr. Birney has been a member of the portfolio team since November 2003 and, since January 2005, has been the person primarily responsible for the day-to-day management of the Fund's portfolio and a Vice President of the Investment Manager. From May 2002 through November 2003, Mr. Birney served as Vice President at Asset Alliance Corporation and from March 1998 through May 2002, Mr. Birney served as Vice President and Research Portfolio Manager of Alternative Asset Management at Nikko Securities Co. International, Inc. He also worked as a Research Associate at Yamaichi International (America) from April 1996 through March 1998 and as a Foreign Exchange Trader with Credit Suisse in New York from April 1995 until April 1996. Mr. Birney has had over nine years of experience investing in hedge funds.

      The Board also reviewed information, prepared by the Adviser and Investment Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to certain other comparable funds. The Board also receives and reviews comparative performance information regarding the Fund and other funds at each Board meeting. The Board noted that the Fund's performance since inception was below its peer group average and that its year to date and one-year performance was disappointing.


                22 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

      MANAGEMENT FEES AND EXPENSES. The Board also reviewed information, including comparative information, regarding the fees paid to the Adviser and its affiliates and to the Investment Manager, and the other expenses borne by the Fund. The Board noted that the Investment Manager's fee is paid by the Adviser, not by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and certain unregistered funds of hedge funds with comparable asset levels and distribution features. The Board noted that the Fund's management fees were lower than the average of its expense peer group. In addition, the Board evaluated the comparability of the fees charged and services provided to the Fund to the fees charged and services provided to other types of entities advised by the Adviser and Investment Manager.

      PROFITABILITY OF THE MANAGER AND AFFILIATES. The Board also reviewed information regarding the cost of services provided by the Adviser and its affiliates and discussed the cost of services provided by the Investment Manager, and each company's profitability with respect to the Fund. The Board considered that the Adviser and Investment Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Adviser and Investment Manager is important in order for the Adviser and Investment Manager to continue to provide significant services to the Fund and its investors. In addition the Board considered direct and indirect benefits the Adviser and its affiliates and the Investment Manager receive as a result of their relationship with the Fund.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Adviser and Investment Manager may realize economies of scale in managing and supporting the Fund and the current level of Fund assets in relation to the Fund's management fee. The Board noted that the Fund has experienced modest asset growth over the last several years and that current asset levels remain relatively low.

      CONCLUSIONS. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund. Fund counsel is independent of the Adviser and Investment Manager within the meaning and intent of the Securities and Exchange Commission Rules. The Board was aware that there are alternatives to retaining the Adviser and Investment Manager.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, concluded that the nature, extent and quality of the services provided to the Fund by the Adviser and Investment Manager are a benefit to the Fund and in the best interest of the Fund's investors and that the amount and structure of the compensation received by the Adviser and Investment Manager and affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Advisory Agreements for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Advisory Agreements, including the management fee, in light of all of the surrounding circumstances.


                23 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

MANAGERS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY MANAGER;
FUND, LENGTH OF SERVICE, AGE   NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY MANAGER
MANAGERS                       THE ADDRESS OF EACH MANAGER AND INTERESTED MANAGER IN THE CHARTS BELOW IS 6803 S. TUCSON WAY,
                               CENTENNIAL, CO 80112-3924. EACH MANAGER SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER RESIGNATION,
                               RETIREMENT, DEATH OR REMOVAL.

PETER I. WOLD,                 President of Wold Properties, Inc. (an oil and gas exploration and production company); Vice
Chairman of the Board          President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production);
(since December 2004);         Vice President of Wold Talc Company, Inc. (talc mining); Managing Member, Hole-in-the-Wall Ranch
Manager (since 2002)           (cattle ranching); formerly Director and Chairman of the Board, Denver Branch of the Federal Reserve
Age: 57                        Bank of Kansas City (1993 - 1999) and Director of PacifiCorp. (1995 - 1999), an electric utility.
                               Oversees 14 portfolios in the OppenheimerFunds complex.

RONALD J. ABDOW,               Chairman (since 1959) of Abdow Corporation (operator of restaurants); Trustee of the following real
Manager (since 2002)           estate businesses (owners and operators of restaurants): G&R Realty Co. (since 1978), G&R Trust Co.
Age: 73                        (since 1973), Abdow Partnership (since 1975), Auburn Associates (since 1983) and Hazard Associates
                               (since 1985); Trustee of MassMutual Premiun (since November 1, 2004), MML Series Investment Fund
                               (since 1993) and of MassMutual Institutional Funds (MMIF) (since 1994) (open-end investment companies); Trustee (since 1987) of Bay State Health System (health services); Chairman (since 1996)
                               of Western Mass Development Corp. (non-profit land development); Chairman (since 1991) of American
                               International College (non-profit college). Oversees 14 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,              Self-employed as an investment consultant; a director (since 1996) of Lakes Environmental
Manager (since 2002)           Association, and Medintec (since 1992) and Cathco (since 1995) (medical device companies); a member
Age: 64                        of the investment committee of the Associated Jewish Charities of Baltimore (since 1994); formerly a director of Fortis/Hartford mutual funds (1994 - December 2001). Oversees 14 portfolios in the
                               OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED MANAGER

EUSTIS WALCOTT,
Manager (since 2002)           Principal with Ardsley Associates (since 2000) (consulting firm); Director (since October 2000) of
Age: 67                        Cornerstone Real Estate Advisors LLC (real estate equity investment management services) and MML
                               Investors Services (individual retirement, insurance, investment, and life event planning products and services company) (both affiliates of the Adviser); Trustee of OFI Trust Company (since 2001)
                               (also an affiliate of the Adviser). Formerly Trustee of the American International College (1995 -
                               December 2003); Senior Vice President, MassMutual Financial Group (May 1990 - July 2000). Oversees
                               14 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED MANAGER             THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                    FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN INDEFINITE TERM, UNTIL HIS RESIGNATION,
                               DEATH OR REMOVAL.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and director (since June 2001) and President (since September
President and Manager          2000) of the Adviser; President and a director or trustee of other Oppenheimer funds; President and
(since 2002)                   a director (since July 2001) of Oppenheimer Acquisition Corp. (the Adviser's parent holding company)
Age: 55                        and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Adviser); a director (since November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Adviser.);
                               Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial
                               Services, Inc. (transfer agent subsidiaries of the Adviser); President and a director (since July
                               2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Adviser); a director of the following investment advisory subsidiaries of the Adviser: OFI Institutional Asset
                               Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management
                               Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management
                               Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001)
                               and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice
                               President (since February 1997) of Massachusetts Mutual Life Insurance Company (OppenheimerFunds,
                               Inc.'s parent company); a director (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of Babson Capital Management LLC); a member of the Investment Company
                               Institute's Board of Governors (elected to serve from October 3, 2003 through September 30, 2006).
                               Formerly, Chief Operating Officer (September 2000-June 2001) of the Adviser; President and trustee
                               (November 1999-November 2001)


              24 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

JOHN V. MURPHY,                of MML Series Investment Fund and MassMutual Select Funds (open-end investment companies); a
CONTINUED                      director (September 1999-August 2000) of C.M. Life Insurance Company; President, Chief Executive
                               Officer and director (September 1999-August 2000) of MML Bay State Life Insurance Company; a
                               director (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 66 portfolios as Trustee/Director and 20 additional portfolios as Officer in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS                       THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MR. ZACK , TWO WORLD FINANCIAL
                               CENTER, 225 LIBERTY STREET, NEW YORK, NY 10281-1008, FOR MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON
                               WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER EARLIER
                               RESIGNATION, DEATH OR REMOVAL.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer (since March 2004) of the Adviser; Vice President
Vice President and             (since June 1983) of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Chief Compliance Officer       Shareholder Services, Inc. Formerly (until February 2004) Vice President and Director of Internal
(since 2004)                   Audit of the Adviser. An officer of 86 portfolios in the Oppenheimer funds complex.
Age: 54

BRIAN W. WIXTED,               Senior Vice President and Treasurer (since March 1999) of the Adviser.; Treasurer of HarbourView
Treasurer (since 2002)         Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc.,
Age: 45                        Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership Holdings, Inc. (since
                               March 1999), of OFI Private Investments, Inc. (since March 2000), of OppenheimerFunds International
                               Ltd. and OppenheimerFunds plc (since May 2000), of OFI Institutional Asset Management, Inc. (since
                               November 2000), and of OppenheimerFunds Legacy Program (a Colorado non-profit corporation) (since
                               June 2003); Treasurer and Chief Financial Officer (since May 2000) of OFI Trust Company (a trust company subsidiary of OppenheimerFunds, Inc.); Assistant Treasurer (since March 1999) of Oppenheimer
                               Acquisition Corp. Formerly Assistant Treasurer of Centennial Asset Management Corporation (March
                               1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief
                               Operating Officer (March 1995-March 1999) at Bankers Trust Company-Mutual Fund Services Division. An
                               officer of 86 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since February 2002) of the
Secretary (since 2002)         Adviser; Senior Vice President and General Counsel (since November 2001) of OFI Institutional Asset
Age: 56                        Management, Inc.; General Counsel and a director (since November 2001) of the Distributor; General
                               Counsel (since November 2001) of Centennial Asset Management Corporation; Senior Vice President and
                               General Counsel (since November 2001) of HarbourView Asset Management Corporation; Secretary and
                               General Counsel (since November 2001) of Oppenheimer Acquisition Corp.; Assistant Secretary and a
                               director (since October 1997) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                               President and a director (since November 2001) of Oppenheimer Partnership Holdings, Inc.; a director
                               (since November 2001) of Oppenheimer Real Asset Management, Inc.; Senior Vice President, General
                               Counsel and a director (since November 2001) of Shareholder Financial Services, Inc., Shareholder
                               Services, Inc., OFI Private Investments, Inc. and OFI Trust Company; Vice President (since November
                               2001) of OppenheimerFunds Legacy Program; a director (since June 2003) of OppenheimerFunds (Asia)
                               Limited. Formerly Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                               2001-February 2002) and Associate General Counsel (May 1981-October 2001) of OppenheimerFunds, Inc.;
                               Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial
                               Services, Inc. (November 1989-November 2001); and OppenheimerFunds International Ltd. (October
                               1997-November 2001). An officer of 86 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S MANAGERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST

                25 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

ITEM 2. CODE OF ETHICS

      The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the registrant has determined that Joseph M. Wikler, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Wikler as the Audit Committee's financial expert. Mr. Wikler is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

      (a)   Audit Fees

            The principal accountant for the audit of the registrant's annual financial statements billed $36,325 in fiscal 2005 and $32,250 in fiscal 2004.

      (b)   Audit-Related Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include: internal control reviews.

      (c)   Tax Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

      (d)   All Other Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2005 and $3,000 in fiscal 2004.

            The principal accountant for the audit of the registrant's annual financial statements billed $114,200 in fiscal 2005 and no such fees in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include services provided to the registrant's Board of Trustees with respect to analysis of the registrant's expenses, consultations with management with respect to its due diligence review process surrounding investments and consultations with the registrant's distributor with respect to software development.

      (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

            The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

            Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

            (2) 100%

      (f)   Not applicable as less than 50%.

      (g) The principal accountant for the audit of the registrant's annual financial statements billed $114,200 in fiscal 2005 and $3,000 in fiscal 2004 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

      (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5. NOT APPLICABLE

ITEM 6. SCHEDULE OF INVESTMENTS

      Not applicable.

ITEM 7. DISCLOSURE OF PROXY POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

      See Exhibit 11 c.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES

(a)(1)
     The portfolio manager of the Registrant is Timothy J. Birney, who is primarily responsible for selecting the Registrant's investments in Portfolio Funds and allocating the Registrant's assets among the Portfolio Funds selected. Mr. Birney has been Vice President and portfolio manager of the Investment Manager since January 2005 and was Investment Management Associate for Tremont Capital, Inc., the parent company of the Investment Manager, from November 2003 to January 2005. From May 2002 through November 2003, Mr. Birney served as Vice President at Asset Alliance Corporation, where his responsibilities included the development and distribution of structured products and quantitative allocation and risk management models. From March 1998 through May 2002, Mr. Birney served as Vice President and Research Portfolio Manager of Alternative Asset Management at Nikko Securities Co. International, Inc.

(a)(2)
(i) The Registrant's portfolio is managed by Timothy J. Birney. He is the person responsible for the day-to-day management of the Registrant's investments.

(ii)(iii) In addition to managing the Registrant's investment portfolio, Mr. Birney also manages other investment portfolios and other accounts on behalf of the Investment Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Mr. Birney as of March 31, 2005.


                                   Registered     Other Pooled
                                   Investment      Investment       Other
                                    Companies       Vehicles      Accounts

      ------------------------------------------------------------------------
      ------------------------------------------------------------------------

                                        4                9             None
      Accounts Managed

      ------------------------------------------------------------------------
      ------------------------------------------------------------------------

                                        $484.0           $871.0        None
      Total Assets Managed*

      ------------------------------------------------------------------------
      ------------------------------------------------------------------------

                                        2                9             None
      Accounts with
      Performance-Based
      Advisory Fees

      ------------------------------------------------------------------------
      ------------------------------------------------------------------------

                                        $144.8           $871.0        None
      Total Assets in Accounts
      with Performance-Based
      Advisory Fees*
      *  In millions.

(iv) As indicated above, Mr. Birney also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Registrant. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Registrant's investment objectives and strategies. For example Mr. Birney may need to allocate investment opportunities between the Registrant and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Registrant. Not all funds and accounts advised by the Investment Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Investment Manager than the fee structure of the Registrant, the Investment Manager could have an incentive to favor the other fund or account. However, the Investment Manager's compliance procedures and Code of Ethics recognize the Investment Manager's fiduciary obligation to treat all of its clients, including the Registrant, fairly and equitably, and are designed to preclude Mr. Birney from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, Mr. Birney may manage other funds or accounts with investment objectives and strategies similar to those of the Registrant, or he may manage funds or accounts with different investment objectives and strategies.

(a)(3)
    Compensation of Mr. Birney. Mr. Birney is employed and compensated by the Investment Manager, not the Registrant. Under the Investment Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the Registrants and accounts they manage, rather than on the financial success of the Investment Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the Registrants and accounts and their investors. The Investment Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of March 31, 2005, Mr. Birney's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Investment Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Investment Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Investment Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Investment Manager and is based on a number of factors, including a Registrant's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. Mr. Birney's compensation is not based on the total value of the Registrant's portfolio assets, although the Registrant's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Registrant and other funds managed by Mr. Birney. The compensation structure of the other funds managed by Mr. Birney is the same as the compensation structure of the Registrant, described above.

(a)(4)
Ownership of Registrant Shares. As of March 31, 2005, Mr. Birney did not beneficially own any shares of the Registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

      Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      The Board is responsible for approving nominees for election as trustees. To assist in this task, the Board has designated the Audit Committee as the nominating committee for the Board. It reviews and recommends nominees to the Board. The Committee is comprised entirely of disinterested trustees as defined in Section 2(a)(19) of the Investment Company Act of 1940.

      The Audit Committee charter describes the responsibilities of the Committee in nominating candidates for election as independent Trustees of the Registrant. The Registrant's Board has adopted a written charter for the Committee. A current copy of the Audit Committee charter is available to shareholders on the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM.

      Under the current policy, if the Board determines that a vacancy exists or is likely to exist on the Board, the Audit Committee of the Board will consider candidates for Board membership including recommended by Registrant shareholders. The Audit Committee will consider nominees recommended by independent Board members or recommended by any other Board members including Board members affiliated with the Registrant's investment advisors. The Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Audit Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., 6803 South Tucson Way, Centennial, CO 80112, to the attention of the Board of Trustees of the named Registrant, c/o the Secretary of the Registrant.

      The Committee's process for identifying and evaluating nominees for trustees includes a number of factors. In screening candidates for board membership, whether the candidate is suggested by Board members, shareholders or others, the Committee considers the candidate's professional experience, soundness of judgment, integrity, ability to make independent, analytical inquiries, collegiality, willingness and ability to devote the time required to perform Board activities adequately, ability to represent the interests of all shareholders of the Registrant, and diversity relative to the board's composition. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

ITEM 11. CONTROLS AND PROCEDURES

      (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of March 31, 2005, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

      (B)   EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)

      (C) EXHIBITS ATTACHED HERETO. (ATTACH PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES AS REQUIRED BY ITEM 7)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Tremont Market Neutral Fund, LLC


By:   /s/ John V. Murphy
      ----------------------------
      John V. Murphy
      Principal Executive Officer
Date: May 13, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ John V. Murphy
      ----------------------------
      John V. Murphy
      Principal Executive Officer

Date: May 13, 2005


By:   /s/ Brian W. Wixted
      ----------------------------
      Brian W. Wixted
      Chief Financial Officer

Date: May 13, 2005